Annual Report

                       AUL American Individual Unit Trust

                               December 31, 1998

This report and the financial statements contained herein are for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of AUL American Series Fund, Inc. and AUL American Unit Trust, which contains further information concerning the sales charge, expenses and other pertinent information.


Cover

A Message
From
The Chairman of the Board
and President of
AUL American Series Fund, Inc.

To Participants in AUL American Individual Unit Trust

The current economic expansion has been particularly impressive and is now entering its eighth year, setting a new record as the longest period of peacetime growth. This expansion has been unique in that it has been accompanied by low inflation, low interest rates and low unemployment. At the same time, positive consumer confidence has translated into greater consumer spending and strong corporate profits have resulted in increased capital spending, both major drivers to economic growth.
However, the playing field changed dramatically during the third quarter of 1998 when financial difficulties in Russia, Asia and Latin America and losses incurred by several well-known hedge funds caused a great deal of concern. In addition, the capital markets had to contend with a possible credit crunch, increased antagonism with Iraq, and the threat of political instability here at home.
The stock market experienced a marked downturn during the third quarter in response to these concerns. To help alleviate market stress, the Federal Reserve Board intervened on three occasions by cutting the federal funds rate a total of 75 basis points (0.75%). The Fed's actions, coupled with an easing of the global concerns, provided renewed vigor for the stock market during the last three months of the year.
Treasury yields declined sharply in the second half of the year as investors around the world sought the safety and liquidity of US government-backed, dollar denominated securities. Yield declines for corporate bonds and mortgage-backed securities, however, were much smaller. Investors were particularly leery of smaller, less liquid bond issues, especially those backed by lower quality credits.
At the present time, most economists are expecting US economic growth to decelerate in 1999. The slowdown in foreign economies has led to a decline in demand for American-made products which results in a contraction in US exports. Generally, economists are also expecting consumer spending to ease and the level of corporate fixed investments to decline. In such an environment, it will be difficult for the stock market to achieve above average returns in the coming year.

                             /S/James W. Murphy
                                James W. Murphy
                                Chairman of the Board of Directors and President

Indianapolis, Indiana
January 28, 1999
1

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2

Report of Independent Accountants

The Contract Owners of
AUL American Individual Unit Trust and
Board of Directors of
American United Life Insurance Company

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of AUL American Individual Unit Trust at December 31, 1998, the results of its operations and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                  /S/PricewaterhouseCoopers, LLP

Indianapolis, Indiana
February 1, 1999
3
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4

                       AUL American Individual Unit Trust
                            Statements of Net Assets
                               December 31, 1998

                            AUL American Series Fund                   Fidelity
           ---------------------------------------------------------- ----------
             Equity    Money Mkt     Bond      Managed    Tac. Asset   High  Inc
           ---------- ---------- ----------- ----------- -----------  ----------
Assets:
Investments
at value  $12,046,324 $9,281,509 $ 6,368,753 $10,049,172 $ 4,936,774 $ 5,657,466

Net
Assets    $12,046,324 $9,281,509 $ 6,368,753 $10,049,172 $ 4,936,774 $ 5,657,466

Units
outstanding 1,276,705  8,002,381     936,406   1,202,411     675,364     770,130

Accumulation
Unit Value $     9.44 $     1.16 $      6.80 $      8.36 $      7.31 $      7.35

                                    Fidelity
           ---------------------------------------------------------------------
            Growth     Overseas   Asset Mgr   Index 500    Eqty-Inc     Contra
           ---------- ---------- ----------- ----------- ----------- -----------
Assets:

Investments
at value  $22,005,381 $2,074,078 $20,143,642 $35,777,947 $14,360,936 $19,352,373

Net Assets$22,005,381 $2,074,078 $20,143,642 $35,777,947 $14,360,936 $19,352,373

Units
outstanding 1,720,027    284,063   2,330,887   2,611,396   1,527,155   1,702,358

Accumulation
Unit Value $    12.79 $     7.30 $      8.64 $     13.70 $      9.40 $     11.37

The accompanying  notes  are an  integral  part  of the  financial  statements.
5

                       AUL American Individual Unit Trust
                      Statements of Net Assets (continued)
                               December 31, 1998

             American Century        Alger      Calvert   T Rowe Price
           --------------------- ----------- ----------- ------------
           VP Capital      VP      American   Soc Mid-Cap
          Appreciation   Int'l      Growth       Growth   Eqty Income
          ------------ --------- ----------- ----------- ------------
Assets:

Investments
at value  $ 1,741,944 $3,802,979 $30,218,302 $ 3,550,292 $ 28,033,920

Net Assets$ 1,741,944 $3,802,979 $30,218,302 $ 3,550,292 $ 28,033,920

Units
outstanding   307,985    456,953   2,475,913     344,389    2,878,954

Accumulation
Unit Value $     5.66 $     8.33 $     12.20 $     10.31 $       9.74


                    PBHG
           ----------------------------
                        Technology &
            Growth II  Communications
           ---------- -----------------
Assets:
Investments
at value  $   642,380 $ 1,123,637

Net
Assets    $   642,380 $ 1,123,637


Units
outstanding   112,805     166,707

Accumulation
Unit Value $     5.69 $      6.74



The accompanying notes are an integral part of the financial statements.
6

                       AUL American Individual Unit Trust
               Statements of Operations and Changes in Net Assets
                 for the years ended December 31, 1998 and 1997

                            AUL American Series Fund
           ---------------------------------------------------------------------
                    Equity              Money Market                Bond
           ----------------------  ----------------------  ---------------------
               1998        1997       1998         1997        1998      1997
           -----------  ---------  ----------  ----------  ----------  ---------

Operations:

Dividend
income    $ 1,208,467 $  194,477 $   309,581 $    83,949 $   356,348 $  155,983

Mortality
& expense
charges       135,472     78,607      80,348      47,237      57,565     26,224

Net Investment
Income
(Loss)      1,072,995    115,870     229,233     136,712     298,783    129,759

Gain (Loss) on Investments:

Net realized
gain (loss)   759,326    285,199           0           0      90,323     37,423

Net change in
unrealized apprec.
(deprec.)  (1,286,783) 1,029,868           0           0     (57,318)   (35,542)

Net Gain
 (Loss)      (527,457) 1,315,067           0           0      33,005      1,881

Increase (Decrease)
in Net Assets from
Operations    545,538  1,430,937     229,233     136,712     331,788    131,640

Contract Owner Transactions:

Proceeds from
units sold  5,025,950  4,466,066  20,723,288  11,080,898  10,302,734  2,367,692

Cost of units
redeemed   (2,501,399)  (595,356)(16,763,377) (8,812,016) (6,632,627)(2,078,457)

Increase
(Decrease)  2,524,551  3,870,710   3,959,911   2,268,882   3,670,107    289,235

Net increase
(decrease)  3,070,089  5,301,647   4,189,144   2,405,594   4,001,895    420,875

Net assets,
beginning   8,976,235  3,674,588   5,092,365   2,686,771   2,366,858  1,945,983

Net assets,
ending    $12,046,324 $8,976,235 $ 9,281,509 $ 5,092,365 $ 6,368,753 $2,366,858
           ==========  =========  ==========  ==========  ==========  =========

Units sold    554,482    554,508  18,126,037  10,417,704   1,558,976    381,702

Units
redeemed     (286,064)   (74,488)(14,673,060) (8,356,283)   (996,361)  (335,222)

Net increase
(decrease)    268,418    480,020   3,452,977   2,061,421     562,615     46,480

Units
outstanding,
beginning   1,008,287    528,267   4,549,404   2,487,983     373,791    327,311

Units
outstanding,
ending      1,276,705  1,008,287   8,002,381   4,549,404     936,406    373,791
            =========  =========   =========   =========    ========   ========

The accompanying notes are an integral part of the financial statements.
7

                       AUL American Individual Unit Trust
         Statements of Operations and Changes in Net Assets (continued)
                 for the years ended December 31, 1998 and 1997

                         AUL American Series Fund                 Fidelity
           ----------------------------------------------  ---------------------
                   Managed             Tactical Asset            High Income
           ----------------------  ----------------------  ---------------------
               1998       1997        1998        1997        1998       1997
           -----------  ---------  ----------  ----------  ----------  ---------
Operations:

Dividend
income    $   879,133 $  303,723 $   143,737 $   229,808 $   511,093 $  176,695

Mortality &
expense
charges       108,989     58,232      53,772      26,793      68,251     37,368

Net Investment
Income
(Loss)        770,144    245,491      89,965     203,015     442,842    139,327

Gain (Loss) on Investments:

Net realized
gain (loss)   322,951    109,208      97,135      48,556     (10,308)    60,312

Net change in
unrealized apprec.
(deprec.)    (606,150)   432,569      (7,394)      5,006    (917,341)   247,977

Net Gain
(Loss)       (283,199)   541,777      89,741      53,562    (927,649)   308,289

Increase (Decrease)
in Net Assets from
Operations    486,945    787,268     179,706     256,577    (484,807)   447,616

Contract Owner Transactions:

Proceeds from
units sold  4,982,891  2,588,339   2,234,640   2,070,415   4,401,980  2,479,819

Cost of units
redeemed   (1,599,206)  (462,750)   (646,319)   (137,709) (2,746,498)  (518,646)

Increase
(Decrease)  3,383,685  2,125,589   1,588,321   1,932,706   1,655,482  1,961,173

Net increase
(decrease)  3,870,630  2,912,857   1,768,027   2,189,283   1,170,675  2,408,789

Net assets,
beginning   6,178,542  3,265,685   3,168,747     979,464   4,486,791  2,078,002

Net assets,
ending    $10,049,172 $6,178,542 $ 4,936,774 $ 3,168,747 $ 5,657,466 $4,486,791
           ==========  =========  ==========  ==========  ==========  =========

Units
sold          611,674    355,209     307,808     318,153     557,621    337,319

Units
redeemed     (200,364)   (63,509)    (91,606)    (20,857)   (364,514)   (70,840)

Net increase
(decrease)    411,310    291,700     216,202     297,296     193,107    266,479

Units outstanding,
beginning     791,101    499,401     459,162     161,866     577,023    310,544

Units outstanding,
ending      1,202,411    791,101     675,364     459,162     770,130    577,023
            =========   ========    ========    ========    ========   ========

The accompanying notes are an integral part of the financial statements.
8

                       AUL American Individual Unit Trust
         Statements of Operations and Changes in Net Assets (continued)
                 for the years ended December 31, 1998 and 1997

                                          Fidelity
           ---------------------------------------------------------------------
                    Growth                Overseas               Asset Manager
           ----------------------  ----------------------  ---------------------
               1998       1997        1998        1997        1998       1997
           -----------  ---------  ----------  ----------  ----------  ---------
Operations:

Dividend
income    $ 1,842,437 $  325,488 $   142,764 $    92,988 $ 1,572,246 $  763,196

Mortality
& expense
charges       206,604    137,514      25,494      18,503     200,732    108,982

Net Investment
Income
(Loss)      1,635,833    187,974     117,270      74,485   1,371,514    654,214

Gain (Loss) on Investments:

Net realized
gain (loss)   427,538    353,918      79,359      59,959     217,187    110,314

Net change in
unrealized apprec.
(deprec.)   3,461,307  1,595,384       2,162     (37,531)    471,447    703,669

Net Gain
(Loss)      3,888,845  1,949,302      81,521      22,428     688,634    813,983

Increase (Decrease)
in Net Assets from
Operations  5,524,678  2,137,276     198,791      96,913   2,060,148  1,468,197

Contract Owner Transactions:

Proceeds from
units sold  5,185,245  3,826,538     756,543   1,120,040   8,266,842  5,181,615

Cost of units
redeemed   (1,641,184)(1,640,979)   (830,067)   (330,480) (2,213,570)  (611,357)

Increase
(Decrease)  3,544,061  2,185,559     (73,524)    789,560   6,053,272  4,570,258

Net increase
(decrease)  9,068,739  4,322,835     125,267     886,473   8,113,420  6,038,455

Net assets,
beginning  12,936,642  8,613,807   1,948,811   1,062,338  12,030,222  5,991,767

Net assets,
ending    $22,005,381 $12,936,642 $2,074,078 $ 1,948,811 $20,143,642 $12,030,222
           ==========  ==========  =========  ==========  ==========  ==========

Units sold    485,596    456,931     104,305     169,260   1,026,078    730,254

Units
redeemed     (158,611)  (195,006)   (117,437)    (50,539)   (276,830)   (87,170)

Net increase
(decrease)    326,985    261,925     (13,132)    118,721     749,248    643,084

Units outstanding,
beginning   1,393,042  1,131,117     297,195     178,474   1,581,639    938,555

Units outstanding,
ending      1,720,027  1,393,042     284,063     297,195   2,330,887  1,581,639
            =========  =========    ========    ========   =========  =========

The accompanying notes are an integral part of the financial statements.
9

                       AUL American Individual Unit Trust
         Statements of Operations and Changes in Net Assets (continued)
                 for the years ended December 31, 1998 and 1997

                                          Fidelity
           ---------------------------------------------------------------------
                   Index 500           Equity-Income             Contrafund
           ----------------------  ----------------------  ---------------------
               1998        1997       1998        1997        1998       1997
           -----------  ---------  ----------  ----------  ----------  ---------

Operations:

Dividend
income    $   814,461 $  256,760 $   664,739 $   616,205 $   697,183 $  205,387

Mortality
& expense
charges       343,886    166,249     156,072      96,237     182,321    111,873

Net Investment
Income (Loss) 470,575     90,511     508,667     519,968     514,862     93,514

Gain (Loss) on Investments:
Net realized
gain (loss) 1,474,939    562,621     567,528     240,521   1,280,300    399,353

Net change in
unrealized apprec.
(deprec.)   4,619,318  2,607,904      50,335     958,013   2,159,171  1,242,165

Net Gain
(Loss)      6,094,257  3,170,525     617,863   1,198,534   3,439,471  1,641,518

Increase (Decrease)
in Net Assets from
Operations  6,564,832  3,261,036   1,126,530   1,718,502   3,954,333  1,735,032

Contract Owner Transactions:

Proceeds from
units sold 13,056,130 11,227,689   5,870,283   4,399,847   7,869,755  4,689,385

Cost of units
redeemed   (3,697,910)(1,357,807) (2,760,862) (1,672,256) (4,074,484)(1,044,864)

Increase
(Decrease)  9,358,220  9,869,882   3,109,421   2,727,591   3,795,271  3,644,521

Net increase
(decrease) 15,923,052 13,130,918   4,235,951   4,446,093   7,749,604  5,379,553

Net assets,
beginning  19,854,895  6,723,977  10,124,985   5,678,892  11,602,769  6,223,216

Net assets,
ending    $35,777,947 19,854,895 $14,360,936 $10,124,985 $19,352,373 11,602,769
           ========== ==========  ==========  ==========  ========== ==========

Units
sold        1,085,169  1,160,180     649,952     562,867     810,584    577,185

Units
redeemed     (310,362)  (138,613)   (309,770)   (218,107)   (418,460)  (128,422)

Net increase
(decrease)    774,807  1,021,567     340,182     344,760     392,124    448,763

Units outstanding,
beginning   1,836,589    815,022   1,186,973     842,213   1,310,234    861,471

Units outstanding,
ending      2,611,396  1,836,589   1,527,155   1,186,973   1,702,358  1,310,234
            =========  =========   =========   =========   =========  =========

The accompanying notes are an integral part of the financial statements.
10

                       AUL American Individual Unit Trust
         Statements of Operations and Changes in Net Assets (continued)
                 for the years ended December 31, 1998 and 1997

                         American Century                           Alger
           ----------------------------------------------  --------------------
           VP Capital Appreciation   VP International          American Growth
           ----------------------  ----------------------  --------------------
               1998        1997       1998        1997        1998       1997
           -----------  ---------  ----------  ----------  ----------  --------

Operations:

Dividend
income    $    92,912 $   44,016 $   181,658 $    37,999 $ 3,072,584 $  102,249

Mortality
& expense
charges        21,662     26,083      41,802      23,017     254,268    148,455

Net Investment
Income (Loss)  71,250     17,933     139,856      14,982   2,818,316    (46,206)

Gain (Loss) on Investments:

Net realized
gain (loss)  (101,739)  (174,225)    162,714     230,824     680,021    450,958

Net change in
unrealized apprec.
(deprec.)     (43,514)    68,744     122,644     (68,911)  4,762,625  1,888,668

Net Gain
(Loss)       (145,253)  (105,481)    285,358     161,913   5,442,646  2,339,626

Increase (Decrease)
in Net Assets from
Operations    (74,003)   (87,548)    425,214     176,895   8,260,962  2,293,420

Contract Owner Transactions:

Proceeds from
units sold  1,091,925  1,217,666   3,269,485   2,459,408   9,575,643  5,486,477

Cost of units
redeemed   (1,106,351)(1,579,609) (2,526,974)   (880,556) (2,206,578)(1,632,203)

Increase
(Decrease)    (14,426)  (361,943)    742,511   1,578,852   7,369,065  3,854,274

Net increase
(decrease)    (88,429)  (449,491)  1,167,725   1,755,747  15,630,027  6,147,694

Net assets,
beginning   1,830,373  2,279,864   2,635,254     879,507  14,588,275  8,440,581

Net assets,
ending    $ 1,741,944 $1,830,373 $ 3,802,979 $ 2,635,254 $30,218,302 $14,588,275
           ==========  =========  ==========  ==========  ==========  ==========

Units sold    190,371    199,521     410,293     350,320     954,844    715,079
Units
redeemed     (195,062)  (258,864)   (324,496)   (124,281)   (227,098)  (222,982)

Net increase
(decrease)     (4,691)   (59,343)     85,797     226,039     727,746    492,097

Units outstanding,
beginning     312,676    372,019     371,156     145,117   1,748,167  1,256,070

Units outstanding,
ending        307,985    312,676     456,953     371,156   2,475,913  1,748,167
             ========   ========    ========    ========  ========== ==========

The accompanying notes are an integral part of the financial statements.
11

                       AUL American Individual Unit Trust
         Statements of Operations and Changes in Net Assets (continued)
                 for the years ended December 31, 1998 and 1997

                   Calvert               T Rowe Price               PBHG
           ----------------------  ----------------------  ---------------------
            Social Mid-Cap Growth      Equity Income              Growth II
           ----------------------  ----------------------  ---------------------
               1998        1997        1998       1997        1998      1997(1)
           -----------  ---------  ----------  ----------  ----------  ---------

Operations:

Dividend
income    $   416,178 $  193,311 $ 1,359,994 $   929,965 $         0 $        0

Mortality
& expense
charges        32,182     18,586     305,219     166,855       8,979      2,506

Net Investment
Income (Loss) 383,996    174,725   1,054,775     763,110      (8,979)    (2,506)

Gain (Loss) on Investments:

Net realized
gain (loss)    74,290     48,471   1,282,361     465,118      55,548       (622)

Net change in
unrealized apprec.
(deprec.)     181,856     69,643    (650,236)  1,904,287      50,158    (18,592)

Net Gain
(Loss)        256,146    118,114     632,125   2,369,405     105,706    (19,214)

Increase (Decrease)
in Net Assets from
Operations    640,142    292,839   1,686,900   3,132,515      96,727    (21,720)

Contract Owner Transactions:

Proceeds from
units sold  1,432,540    495,600  10,967,080  10,649,296     974,556  1,474,635

Cost of units
redeemed     (383,171)  (260,165) (4,737,104) (1,346,727)   (950,535)  (931,283)

Increase
(Decrease)  1,049,369    235,435   6,229,976   9,302,569      24,021    543,352

Net increase
(decrease)  1,689,511    528,274   7,916,876  12,435,084     120,748    521,632

Net assets,
beginning   1,860,781  1,332,507  20,117,044   7,681,960     521,632          0

Net assets,
ending    $ 3,550,292 $1,860,781 $28,033,920 $20,117,044 $   642,380 $  521,632
           ==========  =========  ==========  ==========  ==========  =========

Units sold    155,941     72,221   1,169,392   1,310,129     182,804    268,845

Units
redeemed      (42,905)   (43,129)   (516,929)   (165,014)   (167,880)  (170,964)

Net increase
(decrease)    113,036     29,092     652,463   1,145,115      14,924     97,881

Units outstanding,
beginning     231,353    202,261   2,226,491   1,081,376      97,881          0

Units outstanding,
ending        344,389    231,353   2,878,954   2,226,491     112,805     97,881
             ========   ========  ==========  ==========  ==========  =========

(1) For the period from May 1, 1997 to December 31, 1997.

The accompanying notes are an integral part of the financial statements.
12

                       AUL American Individual Unit Trust
               Statements of Operations and Changes in Net Assets
                 for the years ended December 31, 1998 and 1997

                      PBHG
           ------------------------
            Tech. & Communications
           ------------------------
               1998       1997(1)
           ------------  ----------

Operations:

Dividend
income    $        99 $        0

Mortality
& expense
charges         7,423      2,123

Net Investment
Income (Loss)  (7,324)    (2,123)

Gain (Loss) on Investments:

Net realized
gain (loss)   (41,887)    25,874
Net change in
unrealized apprec.
(deprec.)     260,146    (52,422)

Net Gain
(Loss)        218,259    (26,548)

Increase (Decrease)
in Net Assets from
Operations    210,935    (28,671)

Contract Owner Transactions:

Proceeds from
units sold    901,997    653,188

Cost of units
redeemed     (394,761)  (219,051)

Increase
(Decrease)    507,236    434,137

Net increase
(decrease)    718,171    405,466

Net assets,
beginning     405,466          0

Net assets,
ending    $ 1,123,637 $  405,466
           ==========  =========

Units
sold          162,751    114,417

Units
redeemed      (74,592)   (35,869)

Net increase
(decrease)     88,159     78,548

Units outstanding,
beginning      78,548          0

Units outstanding,
ending        166,707     78,548
             ========   ========

(1) For the period from May 1, 1997 to December 31, 1997.
The accompanying notes are an integral part of the financial statements.
13

Notes to Financial Statements

1. Summary of Significant Accounting Policies
The AUL American Individual Unit Trust (Variable Account) was established by American United Life Insurance Company (AUL) on April 14, 1994, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Variable Account is a segregated investment account for individual annuity contracts issued by AUL and invests exclusively in shares of mutual fund portfolios offered by the AUL American Series Fund, Inc (AUL American Series Fund), Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (Fidelity), American Century Variable Portfolios, Inc (American Century), Alger American Fund (Alger), Calvert Variable Series (Calvert), T Rowe Price Equity Series, Inc (T Rowe Price), and PBHG Insurance Series Fund, Inc (PBHG).

Security Valuation Transactions and Related Income
The market value of investments are based on the closing bid prices at December 31, 1998 Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.

Mortality and Expense Risks Charges
AUL deducts a daily charge as compensation for the mortality and expense risks assumed by AUL. The charge is equal on an annual basis to 125% of the average daily net assets of each investment account. AUL guarantees that the mortality and expense charge shall not increase. The charges incurred during the years ended December 31, 1998 and 1997 were $2,291,041 and $1,301,444, respectively.

Taxes
Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Account Charges
AUL may assess a premium tax charge based on premium taxes incurred. Premium taxes currently range between 0% and 35%, but are subject to change by governmental entities.
AUL deducts an annual administrative charge from each contract equal to the lesser of 2% of the contract value or $30. The fee is assessed every year on the contract anniversary date during the accumulation period but is waived if the contract value exceeds $50,000 on the contract anniversary date. The charges incurred during the years ended December 31, 1998 and 1997 were $142,632 and $81,617, respectively.

AUL may assess a withdrawal charge on withdrawals that exceed 12% of the contract value at the time of the first withdrawal in a contract year. However, the contract owner has a right to a full refund of the contributions made under the contract for any reason within ten days of original contract purchase If a particular state allows a longer "free look" period, then such state law will be followed. The amount of the withdrawal charge depends upon the type of contract and the length of time the contract has existed, as follows:

   Flexible Premium Contract             One Year Flexible Premium Contract
----------------------------------- --------------------------------------------
Contract Year  Withdrawal  Charge    Contract Year         Withdrawal  Charge
-------------  -------------------- ------------------  ------------------------
      1                10%                 1                        7%
      2                 9%                 2                        6%
      3                 8%                 3                        5%
      4                 7%                 4                        4%
      5                 6%                 5                        3%
      6                 5%                 6                        2%
      7                 4%                 7                        1%
      8                 3%                 8                        0%
      9                 2%
     10                 1%
     11                 0%

The aggregate withdrawal charges will not exceed 85% of the total premiums paid on a Flexible Premium Contract or 8% of the total premiums paid on a One Year Flexible Premium Contract.
14

3. Accumulation Unit Value
The change in the Accumulation Unit Value per unit for the year ended December 31, 1998 is:

                         12/31/98       12/31/97       Change
                         --------       --------       ------
AUL American Series Fund:
     Equity            $ 9.435612     $ 8.902288        6.0%
     Money Market        1.159621       1.118656        3.7%
     Bond                6.800043       6.331288        7.4%
     Managed             8.357465       7.809842        7.0%
     Tactical            7.309123       6.900921        5.9%
 Fidelity:
     High Income         7.346048       7.775151       -5.5%
     Growth             12.793102       9.286787       37.8%
     Overseas            7.301225       6.557107       11.3%
     Asset Manager       8.642178       7.606226       13.6%
     Index 500          13.700933      10.811089       26.7%
     Equity Income       9.403827       8.530417       10.2%
     Contrafund         11.367786       8.855954       28.4%
 American Century:
     VP Capital
      Appreciation       5.657448       5.855008       -3.4%
     VP International    8.327111       7.100007       17.3%
 Alger:
     American Growth    12.203752       8.344870       46.2%
 Calvert:
     Social Mid-Cap
      Growth            10.307229       8.041824       28.2%
 T Rowe Price:
     Equity Income       9.737388       9.040136        7.7%
 PBHG:
     Growth II           5.694833       5.330245        6.8%
     Technology &
      Communications     6.739634       5.161663       30.6%

4.  Cost of Investments
    The cost of investments at December 31, 1998, is:

AUL American Series Fund:
     Equity           $ 11,891,549
     Money Market        9,281,509
     Bond                6,470,184
     Managed            10,041,907
     Tactical            4,874,831
Fidelity:
     High Income         6,188,819
     Growth             16,439,402
     Overseas            2,021,713
     Asset Manager      18,450,949
     Index 500          27,833,111
     Equity Income      12,899,902
     Contrafund         15,260,129
American Century:
     VP Capital
       Appreciation      1,900,323
     VP International    3,649,978
Alger:
     American Growth    23,128,733
Calvert:
     Social Mid-Cap
       Growth            3,254,325
T Rowe Price:
     Equity Income      26,195,752
PBHG:
     Growth II             610,814
     Technology &
       Communications      915,886
15

5.  Net Assets
    Net Assets at December 31, 1998, are:

                               AUL American Series Fund
           ---------------------------------------------------------------------
                Equity     Money Market       Bond       Managed    Tact. Asset
           --------------  -------------  -----------  ------------  -----------
Proceeds from
units sold   $12,782,725   $67,909,101   $14,767,835   $10,718,461  $ 5,225,910

Cost of
units
redeemed      (3,198,788) (59,104,779)   (8,943,425)    (2,233,721)    (814,951)

Net investment
income (loss)  1,225,666      477,187       517,049      1,093,850      314,959

Net realized
gain (loss)    1,081,946            0       128,724        463,318      148,913

Unrealized appreciation
(depreciation)   154,775            0      (101,430)         7,264       61,943

             $12,046,324   $ 9,281,509  $ 6,368,753    $10,049,172  $ 4,936,774
              ==========    ==========   ==========     ==========   ==========
                                        Fidelity
              ------------------------------------------------------------------
              High Income     Growth      Overseas     Asset Mgr     Index 500
              ------------ ------------ -------------- ------------ ------------
Proceeds from
units sold   $ 9,005,686   $17,388,259  $ 3,054,819    $19,271,864  $30,465,802

Cost of units
redeemed      (3,529,062)   (3,917,553)  (1,388,179)    (3,298,903)  (5,356,801)

Net investment
income (loss)    636,620     1,945,030      189,615      2,077,939      558,487

Net realized
gain (loss)       75,575     1,023,666      165,458        400,050    2,165,623

Unrealized appreciation
(depreciation)  (531,353)    5,565,979       52,365      1,692,692    7,944,836

             $ 5,657,466   $22,005,381  $ 2,074,078    $20,143,642  $35,777,947
              ==========    ==========   ==========     ==========   ==========
                       Fidelity               American Century          Alger
             ---------------------------  --------------------------  ----------
                                         VP Capital         VP        American
             Equity-Income  Contrafund  Appreciation       Int'l       Growth
             ------------- ------------ -------------- ------------ ------------
Proceeds from
units sold   $15,753,571   $18,227,398  $ 4,855,394    $ 6,561,816  $23,428,897

Cost of units
redeemed      (4,751,030)   (5,310,772)  (2,918,528)    (3,481,614)  (4,329,718)

Net investment
income (loss)  1,047,140       581,869      201,211        157,338    2,835,368

Net realized
gain (loss)      850,221     1,761,635     (237,754)       412,438    1,194,186

Unrealized appreciation
(depreciation) 1,461,034     4,092,243     (158,379)       153,001    7,089,569

             $14,360,936   $19,352,373  $ 1,741,944    $ 3,802,979  $30,218,302
              ==========    ==========   ==========     ==========   ==========
               Calvert     T Rowe Price           PBHG
            ------------- -------------- ----------------------------
            Social Mid-Cap                              Technology &
               Growth      Equity Income  Growth II    Communications
            -------------- ------------ -------------- --------------
Proceeds from
units sold   $ 3,249,389   $28,750,441  $ 2,449,190    $ 1,555,156

Cost of units
redeemed        (685,533)   (6,383,984)  (1,881,818)      (613,812)

Net investment
income (loss)    559,156     1,953,037      (11,484)        (9,447)

Net realized
gain (loss)      131,314     1,876,258       54,926        (16,012)

Unrealized appreciation
(depreciation)   295,966     1,838,168       31,566        207,752

             $ 3,550,292   $28,033,920  $   642,380    $ 1,123,637
              ==========    ==========    =========     ==========
15